SUPPLEMENT DATED JANUARY 11, 2008
TO

PROSPECTUSES DATED JULY 18, 2006
FOR MFS REGATTA CLASSIC AND FUTURITY FOCUS

AND PROSPECTUSES DATED MAY 1, 2006
FOR SUN LIFE FINANCIAL MASTERS IV, SUN LIFE FINANCIAL MASTERS VII,
MFS REGATTA ACCESS, FUTURITY FOCUS II, MFS REGATTA FLEX FOUR,
FUTURITY SELECT FOUR, FUTURITY ACCOLADE, FUTURITY,
FUTURITY SELECT FOUR PLUS, FUTURITY SELECT INCENTIVE,
FUTURITY SELECT FREEDOM, AND FUTURITY SELECT SEVEN

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information regarding a change to an investment option that is available under your Contract.

Effective May 1, 2008, the name of the following investment option will be changed to:

Old Name	New Name

MFS Emerging Growth Portfolio	MFS Growth Portfolio

Please retain this supplement with your prospectus for future reference.

SLUS 1/08